GLOBAL X FUNDS
(the “Trust”)

Global X MLP ETF	Global X Health & Wellness Thematic ETF
Global X MLP & Energy Infrastructure ETF	Global X Longevity Thematic ETF
Global X SuperDividend® Alternatives ETF	Global X Millennials Thematic ETF
Global X FinTech ETF	Global X Conscious Companies ETF
Global X Internet of Things ETF	Global X Education Thematic ETF
Global X Robotics & Artificial Intelligence ETF	Global X MLP Natural Gas ETF

SUPPLEMENT DATED MARCH 22, 2018
TO THE PROSPECTUSES, SUMMARY PROSPECTUSES, AND STATEMENT OF ADDITIONAL
INFORMATION ("SAI") FOR THE ABOVE SERIES OF THE TRUST DATED APRIL 1, 2017, AS
AMENDED AND SUPPLEMENTED FROM TIME TO TIME

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectuses, Summary Prospectuses, and SAI.

Effective March 27, 2018, Hailey Harris will cease to be a portfolio manager of the series (the “Funds”) of the Trust. Accordingly, all references to Hailey Harris in the Prospectuses, Summary Prospectuses, and SAI for the above referenced Funds are hereby deleted in their entirety.

Effective March 1, 2018, Nam To began serving as a portfolio manager of the Funds. Accordingly, Nam To is hereby added as a portfolio manager in the Prospectuses, Summary Prospectuses, and SAI for the above referenced Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE